Note 6 - Income Taxes - Components of Deferred Income Taxes (Details) - USD ($)	Dec. 31, 2017	Dec. 31, 2016
Net Operating Loss	$ 7,393,100	$ 10,755,000
Other	215,843	189,000
Total Deferred Tax Asset	7,608,943	10,944,000
Less Valuation Allowance	7,608,943	10,944,000
Net Deferred Income Taxes	$ 0	$ 0